August 1, 2002

Via EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


Re:	MITY Enterprises, Inc./Quarterly Report on Form 10-Q for the Quarterly
        Period ended June 30, 2002 (Commission File No. 000-23898)

Ladies and Gentlemen:

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer and Chief Financial Officer of MITY Enterprises, Inc. (the "Issuer") each hereby certify that the periodic report referenced above and filed by the Issuer with the Securities Exchange Commission fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


                                             Very truly yours,


                                             MITY Enterprises, Inc.


                                             /s/ Bradley T Nielson
                                             --------------------------
                                             Bradley T Nielson
                                             Chief Executive Officer


                                             /s/ Paul R. Killpack
                                             --------------------------
                                             Paul R. Killpack
                                             Chief Financial Officer